Exhibit 10.1

GROM SOCIAL ENTERPRISES, INC.

SUBSCRIPTION AGREEMENT

This Subscription Agreement (this “Agreement”) is being delivered by the purchaser identified on the signature page to this Agreement (the “Subscriber”) in connection with an offering conducted by Grom Social Enterprises, Inc., a Florida corporation (the “Company”). The Company is conducting a private placement (the “Offering”) of 12% senior secured convertible notes (each, a “Note”) and collectively, the “Notes”). As collateral security for the Company’s obligations pursuant to this Note, the Company shall cause Grom Holdings, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (“Grom Holdings”), to pledge, assign and transfer to the Subscriber a first priority security interest in and collateral assignment of (i) Grom Holdings right, title and interest in and to all of the shares of stock of TD Holdings Limited, a corporation organized under the laws of Hong Kong (“TDH”) and (ii) TDH’s right, title and interest in and to all of the shares of Top Draw Animation HongKong Limited, a Hong Kong corporation. In connection with the Offering, the Company agrees to sell, and the purchasers thereunder, severally and not jointly, agree to purchase, a minimum of $3,000,000 and up to a maximum of $5,000,000 in aggregate principal amount of the Notes.

1.       SUBSCRIPTION AND PURCHASE PRICE

(a)       Subscription. Subject to the conditions set forth in Section 3 hereof, the Company desires to issue and sell, and the Subscriber hereby subscribes for and agrees to purchase, the Note in the principal amount of $[●] on the terms and conditions described herein.

(b)       Purchase of Note. The Subscriber understands and acknowledges that the purchase price to be remitted to the Company in exchange for the Note is $[●] (the “Purchase Price”). The Subscriber’s delivery of this Agreement to the Company shall be accompanied by payment of the Purchase Price, payable in United States Dollars, by wire transfer, or check of immediately available funds delivered contemporaneously with the Subscriber’s delivery of this Agreement to the Company in accordance with the wire instructions provided on Exhibit A. The Subscriber understands and agrees that, subject to Section 2 and applicable laws, by executing this Agreement, it is entering into a binding agreement.

2.       grant of common stock of the company

In connection with the Offering, the Company shall issue to the Subscriber such number of shares (the “Incentive Shares”) of common stock of the Company, par value $0.001, (the “Common Stock”) in an amount equal to twenty percent (20%) of the principal amount of such holder’s Note divided by $0.10 as reflected on the signature page to this Agreement.

3.       Acceptance and Closing Procedures

(a)       Closing. The closing of the purchase and sale of the Notes in connection with the Offering (the “Closing”) shall take place at the offices of Grom Social Enterprises, Inc., 2060 NW Boca Raton Blvd. #6 Boca Raton, Florida 33431 or such other place as determined by the Company and may take place in one of more closings as mutually agreed to between the parties. As a condition to the Closing, the Company shall sell a minimum of $3,000,000 of Notes in connection with the Offering.

(b)       Following Acceptance or Rejection. The Subscriber acknowledges and agrees that this Agreement and any other documents delivered in connection herewith will be held by the Company. In the event that this Agreement is not accepted by the Company for whatever reason, which the Company expressly reserves the right to do, this Agreement, the Purchase Price received (without interest thereon) and any other documents delivered in connection herewith will be returned to the Subscriber at the address of the Subscriber as set forth in this Agreement. If this Agreement is accepted by the Company, the Company is entitled to treat the Purchase Price received as an interest free loan to the Company until such time as the subscription is accepted.

4.       THE SUBSCRIBER’s Representations, Warranties AND cOVENANTS

The Subscriber hereby acknowledges, agrees with and represents, warrants and covenants to the Company, as follows:

(a)       The Subscriber has full power and authority to enter into this Agreement, the execution and delivery of which has been duly authorized, if applicable, and this Agreement constitutes a valid and legally binding obligation of the Subscriber, except as may be limited by bankruptcy, reorganization, insolvency, moratorium and similar laws of general application relating to or affecting the enforcement of rights of creditors, and except as enforceability of the obligations hereunder are subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or law).

1

(b)       The Subscriber acknowledges its understanding that the offering and sale of the Note, the issuance of shares of Common Stock upon conversion of the Note (the “Note Shares”), and the grant of the Incentive Shares is intended to be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), by virtue of Section 4 (a)(2) of the Securities Act and the provisions of Regulation D promulgated thereunder (“Regulation D”). In furtherance thereof, the Subscriber represents and warrants to the Company and its affiliates as follows:

(i)       The Subscriber realizes that the basis for the exemption from registration may not be available if, notwithstanding the Subscriber’s representations contained herein, the Subscriber is merely acquiring the Note (including the Note Shares) and the Incentive Shares for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise. The Subscriber attests that it does not have any such intention.

(ii)       The Subscriber realizes that the basis for exemption would not be available if the offering of the Note (including any issuance of the Note Shares) and the acceptance of the Incentive Shares is part of a plan or scheme to evade registration provisions of the Securities Act or any applicable state or federal securities laws.

(iii)       The Subscriber is acquiring the Note (including any Note Shares) and the Incentive Shares solely for the Subscriber’s own beneficial account, for investment purposes, and not with a view towards, or resale in connection with, any distribution of the Note.

(iv)       The Subscriber has the financial ability to bear the economic risk of the Subscriber’s investment, has adequate means for providing for its current needs and contingencies, and has no need for liquidity with respect to an investment in the Company.

(v)       The Subscriber and the Subscriber’s attorney, accountant, purchaser representative and/or tax advisor, if any (collectively, the “Advisors”) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of a prospective investment in the Note (including any Note Shares) and the Incentive Shares. If other than an individual, the Subscriber also represents it has not been organized solely for the purpose of acquiring the Note (including any Note Shares) and the Incentive Shares.

(vi)       The Subscriber (together with its Advisors, if any) has received all documents requested by the Subscriber, if any, and has carefully reviewed such documents and understands the information contained therein, prior to the execution of this Agreement.

(c)       The Subscriber is not relying on the Company or any of its employees, agents, sub-agents or advisors with respect to the legal, tax, economic and related considerations involved in this investment. The Subscriber has relied on the advice of, or has consulted with, only its Advisors. Each Advisor, if any, has disclosed to the Subscriber in writing (a copy of which is annexed to this Agreement) the specific details of any and all past, present or future relationships, actual or contemplated, between the Advisor and the Company or any affiliate or sub-agent thereof.

(d)       The Subscriber has carefully considered the potential risks relating to the Company and a purchase of the Note (including the Note Shares), and fully understands that the Note (including the Note Shares) and the Incentive Shares are a speculative investment that involves a high degree of risk of loss of the Subscriber’s entire investment. Among other things, the Subscriber has carefully considered each of the risks described under the heading “Risk Factors” in the Company’s SEC Filings (as defined below), which risk factors are incorporated herein by reference.

(e)       The Subscriber will not sell or otherwise transfer the Note, the Note Shares or the Incentive Shares without registration under the Securities Act or an exemption therefrom, and fully understands and agrees that the Subscriber must bear the economic risk of its purchase because, among other reasons, neither the Note, nor the Note Shares, nor the Incentive Shares have been registered under the Securities Act or under the securities laws of any state and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under the applicable securities laws of such states, or an exemption from such registration is available. In particular, the Subscriber is aware that the Note, the Note Shares and the Incentive Shares are “restricted securities,” as such term is defined in Rule 144 promulgated under the Securities Act (“Rule 144”), and they may not be sold pursuant to Rule 144 unless all of the conditions of Rule 144 are met. The Subscriber also understands that the Company is under no obligation to register the Note, the Note Shares or the Incentive Shares on behalf of the Subscriber or to assist the Subscriber in complying with any exemption from registration under the Securities Act or applicable state securities laws. The Subscriber understands that any sales or transfers of the Note, the Note Shares and the Incentive Shares are further restricted by state securities laws and the provisions of this Agreement. The Subscriber understands that the Company may limit further the right to sell or transfer the Note, the Note Shares and the Incentive Shares by establishing procedures for approval of any such transfer, limiting counsel authorized to review and approve Rule 144 transactions and approving opinion fees, for transfers sought to be permitted under Rule 144, which may result in delays in desired sales or transfers by Subscribers.

2

(f)       No oral or written representations or warranties have been made, or information furnished, to the Subscriber or its Advisors, if any, by the Company or any of its officers, employees, agents, sub-agents, affiliates, advisors or subsidiaries in connection with the Offering, other than any representations of the Company contained herein, and in subscribing for the Note, the Subscriber is not relying upon any representations other than those contained herein.

(g)       The Subscriber’s overall commitment to investments that are not readily marketable is not disproportionate to the Subscriber’s net worth, and an investment in the Note (or any Note Shares) will not cause such overall commitment to become excessive.

(h)       The Subscriber understands and agrees that the certificates for the Note, the Note Shares and the Incentive Shares shall bear substantially the following legend until (i) such Note, the Note Shares and the Incentive Shares shall have been registered under the Securities Act and effectively disposed of in accordance with a registration statement that has been declared effective or (ii) in the opinion of counsel for the Company, such Note, the Note Shares and the Incentive Shares may be sold without registration under the Securities Act, as well as any applicable “blue sky” or state securities laws:

THESE SECURITIES REPRESENTED HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS. SUCH SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES AND MAY NOT BE OFFERED FOR SALE, SOLD, DELIVERED AFTER SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FILED BY THE ISSUER WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION COVERING SUCH SECURITIES UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED.

(i)       Neither the Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved the Note, the Note Shares or the Incentive Shares or passed upon or endorsed the merits of the Offering.

(j)       The Subscriber and its Advisors, if any, have had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the Offering and the business, financial condition, results of operations and prospects of the Company, and all such questions have been answered to the full satisfaction of the Subscriber and its Advisors, if any.

(k)       The Subscriber is unaware of, is in no way relying on, and did not become aware of, the Offering through or as a result of, any form of general solicitation or general advertising, including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or electronic mail over the Internet, in connection with the Offering and is not subscribing for Note and did not become aware of the Offering through or as a result of any seminar or meeting to which the Subscriber was invited by, or any solicitation of a subscription by, a person not previously known to the Subscriber in connection with investments in securities generally.

(l)       The Subscriber has taken no action that would give rise to any claim by any person for brokerage commissions, finders’ fees or the like relating to this Agreement or the transactions contemplated hereby.

(m)       The Subscriber is not relying on the Company or any of its employees, agents, or advisors with respect to the legal, tax, economic and related considerations of an investment in the Note, and the Subscriber has relied on the advice of, or has consulted with, only its own Advisors.

(n)        The Subscriber acknowledges that any estimates or forward-looking statements or projections furnished by the Company to the Subscriber were prepared by the management of the Company in good faith, but that the attainment of any such projections, estimates or forward-looking statements cannot be guaranteed by the Company or its management and should not be relied upon.

(o)       No oral or written representations have been made, or oral or written information furnished, to the Subscriber or its Advisors, if any, in connection with the Offering that are in any way inconsistent with the information contained herein.

3

(p)       (For ERISA plans only) The fiduciary of the ERISA plan (the “Plan”) represents that such fiduciary has been informed of and understands the Company’s investment objectives, policies and strategies, and that the decision to invest “plan assets” (as such term is defined in ERISA) in the Company is consistent with the provisions of ERISA that require diversification of plan assets and impose other fiduciary responsibilities. The Subscriber or Plan fiduciary (i) is responsible for the decision to invest in the Company; (ii) is independent of the Company and any of its affiliates; (iii) is qualified to make such investment decision; and (iv) in making such decision, the Subscriber or Plan fiduciary has not relied primarily on any advice or recommendation of the Company or any of its affiliates.

(q)       This Agreement is not enforceable by the Subscriber unless it has been accepted by the Company, and the Subscriber acknowledges and agrees that the Company reserves the right to reject any subscription for any reason.

(r)       The Subscriber will indemnify and hold harmless the Company and, where applicable, its directors, officers, employees, agents, advisors, affiliates and shareholders, and each other person, if any, who controls any of the foregoing from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) (a “Loss”) arising out of or based upon any representation or warranty of the Subscriber contained herein or in any document furnished by the Subscriber to the Company in connection herewith being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber herein or therein; provided, however, that the Subscriber shall not be liable for any Loss that in the aggregate exceeds the Subscriber’s Purchase Price tendered hereunder.

(s)       The Subscriber is, and on each date on which the Subscriber continues to own the restricted Note from the Offering will be, an “Accredited Investor” as defined in Rule 501(a) under the Securities Act. In general, an “Accredited Investor” is deemed to be an institution with assets in excess of $5,000,000 or individuals with a net worth in excess of $1,000,000 (excluding such person’s residence) or annual income exceeding $200,000 or $300,000 jointly with his or her spouse.

(t)       The Subscriber, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the Offering, and has so evaluated the merits and risks of such investment. The Subscriber has not authorized any person or entity to act as its Purchaser Representative (as that term is defined in Regulation D of the General Rules and Regulations under the Securities Act) in connection with the Offering. The Subscriber is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(u)       The Subscriber has reviewed, or had an opportunity to review, all of the SEC Filings, and all “Risk Factors” and “Forward Looking Statements” disclaimers contained therein. In addition, the Subscriber has reviewed and acknowledges it has such knowledge, sophistication, and experience in securities matters, and understands the following additional Risk Factor related to the Company.

5.       The Company’s Representations, Warranties and Covenants

The Company hereby acknowledges, agrees with and represents, warrants and covenants to the Subscriber, as follows:

(a)       Organization and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the state of Florida. The Company is duly qualified to do business, and is in good standing in the states required due to (a) the ownership or lease of real or personal property for use in the operation of the Company's business or (b) the nature of the business conducted by the Company, except where the failure to do so would not result in a material adverse effect to the Company. The Company has all requisite power, right and authority to own, operate and lease its properties and assets, to carry on its business as now conducted, to execute, deliver and perform its obligations under this Agreement to which it is a party, and to carry out the transactions contemplated hereby and thereby. All actions on the part of the Company and its officers and directors necessary for the authorization, execution, delivery and performance of this Agreement, the consummation of the transactions contemplated hereby and thereby, and the performance of all of the Company's obligations under this Agreement have been taken or will be taken prior to the Closing. This Agreement has been duly executed and delivered by the Company, and this Agreement is a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

4

(b)       Issuance of Securities. The Note, any Note Shares and the Incentive Shares to be issued to the Subscriber pursuant to this Agreement, when issued and delivered in accordance with the terms of this Agreement, will be duly and validly issued and will be fully paid and non-assessable.

(c)       Authorization; Enforcement. The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby will not (a) constitute a violation (with or without the giving of notice or lapse of time, or both) of any provision of any law or any judgment, decree, order, regulation or rule of any court, agency or other governmental authority applicable to the Company, (b) require any consent, approval or authorization of, or declaration, filing or registration with, any person, (c) result in a default (with or without the giving of notice or lapse of time, or both) under, acceleration or termination of, or the creation in any party of the right to accelerate, terminate, modify or cancel, any agreement, lease, note or other restriction, encumbrance, obligation or liability to which the Company is a party or by which it is bound or to which any assets of the Company are subject, (d) result in the creation of any lien or encumbrance upon the assets of the Company, or upon any Notes or other securities of the Company, (e) conflict with or result in a breach of or constitute a default under any provision of those certain articles of incorporation (“Articles of Incorporation”) those certain bylaws (“Bylaws”) of the Company, or (f) invalidate or adversely affect any permit, license, authorization or status used in the conduct of the business of the Company.

(d)       SEC Filings. The Company is subject to, and in full compliance with, the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company has made available to each Subscriber through the EDGAR system true and complete copies of each of the Company’s Quarterly Reports on Form 10-Q, Annual Reports on Form 10-K and Current Reports on Form 8-K (collectively, the “SEC Filings”), and all such SEC Filings are incorporated herein by reference.

(e)       No Financial Advisor. The Company acknowledges and agrees that the Subscriber is acting solely in the capacity of an arm’s length purchaser with respect to the Note and the transactions contemplated hereby. The Company further acknowledges that the Subscriber is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by the Subscriber or any of its representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to the Subscriber’s purchase of the Note (including any Note Shares) and acceptance of the Incentive Shares. The Company further represents to the Subscriber that the Company’s decision to enter into this Agreement has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

(f)       Indemnification. The Company will indemnify and hold harmless the Subscriber and, where applicable, its directors, officers, employees, agents, advisors and shareholders, from and against any and all Loss arising out of or based upon any representation or warranty of the Company contained herein or in any document furnished by the Company to the Subscriber in connection herewith being untrue in any material respect or any breach or failure by the Company to comply with any covenant or agreement made by the Company to the Subscriber in connection therewith; provided, however, that the Company’s liability shall not exceed the Subscriber’s Purchase Price tendered hereunder.

(g)       Capitalization and Additional Issuances. The authorized, issued and outstanding capital stock of the Company is as set forth in the SEC Filings and all issued and outstanding Notes of the Company are validly issued, fully paid and non-assessable. Except as set forth in the SEC Filings and as otherwise required by law, there are no restrictions upon the voting or transfer of any of the Notes of capital stock of the Company pursuant to the Articles of Incorporation, the Bylaws or other governing documents or any agreement or other instruments to which the Company is a party or by which the Company is bound.

(h)       Private Placements. Assuming the accuracy of the Subscriber’s representations and warranties set forth in Section 3, no registration under the Securities Act is required for the offer and sale of the Notes by the Company to the Subscribers as contemplated hereby.

(i)       Investment Company. The Company is not, and is not an affiliate of, and immediately after receipt of payment for the Notes will not be or be an affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become subject to the Investment Company Act.

(j)       Reservation of Shares. The Company has reserved such adequate number of Note Shares as issuable upon conversion of the Note. Such Note Shares, when issued in accordance with the terms of the Note, will be duly authorized, validly issued and outstanding, fully paid and non-assessable.

5

6.       MISCELLANEOUS PROVISIONS

(a)       All parties hereto have been represented by counsel, and no inference shall be drawn in favor of or against any party by virtue of the fact that such party’s counsel was or was not the principal draftsman of this Agreement.

(b)       Each of the parties hereto shall be responsible to pay the costs and expenses of its own legal counsel in connection with the preparation and review of this Agreement and related documentation.

(c)       Neither this Agreement, nor any provisions hereof, shall be waived, modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, modification, discharge or termination is sought.

(d)       The representations, warranties and agreement of the Subscriber and the Company made in this Agreement shall survive the execution and delivery of this Agreement and the delivery of the Note.

(e)       Any party may send any notice, request, demand, claim or other communication hereunder to the Subscriber at the address set forth on the signature page of this Agreement or to the Company at its primary office (including personal delivery, expedited courier, messenger service, fax, ordinary mail or electronic mail), but no such notice, request, demand, claim or other communication will be deemed to have been duly given unless and until it actually is received by the intended recipient. Any party may change the address to which notices, requests, demands, claims and other communications hereunder are to be delivered by giving the other parties written notice in the manner herein set forth.

(f)       Except as otherwise provided herein, this Agreement shall be binding upon, and inure to the benefit of, the parties to this Agreement and their heirs, executors, administrators, successors, legal representatives and assigns. If the Subscriber is more than one person or entity, the obligation of the Subscriber shall be joint and several and the agreements, representations, warranties and acknowledgments contained herein shall be deemed to be made by, and be binding upon, each such person or entity and its heirs, executors, administrators, successors, legal representatives and assigns. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

(g)       This Agreement is not transferable or assignable by the Subscriber.

(h)       This Agreement shall be governed by and construed in accordance with the laws of the State of Florida, without giving effect to its conflicts of law principles. Any action brought by either party against the other concerning the transactions contemplated by this Note shall be brought only in the state and/or federal courts of Florida located in Palm Beach County, Florida. The parties hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. The prevailing party shall be entitled to recover from the other party its reasonable attorney’s fees and costs.

(i)       WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

(j)       This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature Pages Follow]

6

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Grom Social Enterprises, Inc.	Address for Notices: 2060 NW Boca Raton Blvd., Suite #6 Boca Raton, FL 33431
By: Name: Melvin Leiner Title: Executive Vice President
With a copy to (which shall not constitute notice): The Crone Legal Group, P.C. 500 Fifth Avenue, Suite 938 New York, NY 10110 Attn: Mark Crone

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE FOR SUBSCRIBER FOLLOWS]

7

[Subscriber SIGNATURE PAGE TO Grom SOCial Enterprises, INC.

SUBSCRIPTION AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the 16th day of March, 2020.

Name of Subscriber:

Signature of Authorized Signatory of Subscriber: __________________________________

Name of Authorized Signatory:

Email Address of Authorized Signatory: __________________________________________

Facsimile Number of Authorized Signatory: _______________________________________

Address for Notice to Subscriber: ___________________________________

Address for Delivery of Securities to Subscriber (if not same as address for notice):

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

Purchase Price: $[●]

Principal Amount of Note: $[●]

Incentive Shares: [●] shares of Common Stock

EIN Number, if applicable, will be provided under separate cover: ________________________

[SIGNATURE PAGES CONTINUE]

8

INVESTOR QUESTIONNAIRE

Instructions: Check all boxes below which correctly describe you.

☐	You are (i) a bank, as defined in Section 3(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), (ii) a savings and loan association or other institution, as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in an individual or fiduciary capacity, (iii) a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (iv) an insurance company as defined in Section 2(13) of the Securities Act, (v) an investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), (vi) a business development company as defined in Section 2(a)(48) of the Investment Company Act, (vii) a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301 (c) or (d) of the Small Business Investment Act of 1958, as amended, (viii) a plan established and maintained by a state, its political subdivisions, or an agency or instrumentality of a state or its political subdivisions, for the benefit of its employees and you have total assets in excess of $5,000,000, or (ix) an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) and (1) the decision that you shall subscribe for and purchase Units of common stock and warrants to purchase common stock (the “Units”), is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or (2) you have total assets in excess of $5,000,000 and the decision that you shall subscribe for and purchase the Units is made solely by persons or entities that are accredited investors, as defined in Rule 501 of Regulation D promulgated under the Securities Act (“Regulation D”) or (3) you are a self-directed plan and the decision that you shall subscribe for and purchase the Units is made solely by persons or entities that are accredited investors.

☐	You are a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended.

☐	You are an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the “Code”), a corporation, Massachusetts or similar business trust or a partnership, in each case not formed for the specific purpose of making an investment in the Units and its underlying securities in excess of $5,000,000.

☐	You are a director or executive officer of the Company.

☐	You are a natural person whose individual net worth, or joint net worth with your spouse, exceeds $1,000,000 (excluding residence) at the time of your subscription for and purchase of the Units.

☐	You are a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with your spouse in excess of $300,000 in each of the two most recent years, and who has a reasonable expectation of reaching the same income level in the current year.

☐	You are a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Units and whose subscription for and purchase of the Units is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D.

☐	You are an entity in which all of the equity owners are persons or entities described in one of the preceding paragraphs.

Check all boxes below which correctly describe you.

With respect to this investment in the Note, your:

Investment Objectives:	☐ Aggressive Growth	☐ Speculation
Risk Tolerance:	☐ Low Risk	☐ Moderate Risk	☐ High Risk

Are you associated with a FINRA Member Firm?       ☐ Yes      ☐ No

9

Your initials (subscriber and co-subscriber, if applicable) are required for each item below:

____   ____  I/We understand that this investment is not guaranteed.

____   ____  I/We are sophisticated in financial and business affairs and are able to evaluate the risks and merits of an investment in this offering.

____   ____  I/We confirm that this investment is considered “high risk.” (This type of investment is considered high risk due to the inherent risks including lack of liquidity and lack of diversification.  Success or failure of private placements such as this is dependent on the corporate issuer of these securities and is outside the control of the investors. While potential loss is limited to the amount invested, such loss is possible.)

The Subscriber hereby represents and warrants that all of its answers to this Investor Questionnaire are true as of the date of its execution of the Subscription Agreement pursuant to which it purchased the Note.

___________________________________
Name of Subscriber [please print]

___________________________________

Signature of Subscriber (Entities please

provide signature of Subscriber’s duly

authorized signatory.)

___________________________________
Name of Co-Subscriber [please print]

__________________________________

Signature of Co-Subscriber

___________________________________

Name of Signatory (Entities only)

___________________________________

Title of Signatory (Entities only)

10

Exhibit A

Wire Instructions

11